SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 30, 2003
                                                          --------------



                              New Commerce BanCorp
                              --------------------
                            (Exact name of registrant
                          as specified in its charter)




   South Carolina                    333-70589                   58-2403844
--------------------------------------------------------------------------------
(State or other                     (Commission               (I.R.S. Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)




            501 New Commerce Court, Greenville, South Carolina 29607
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (864) 297-6333
                                                           --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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                                Explanatory Note

     On April 29, 2003, the company filed a Form 8-K to furnish a copy of its earnings press release for the period ended March 31, 2003. The actual release of the press release was unexpectedly delayed. This Form 8-K/A is being filed to correct the actual date of release, which was April 30, 2003. A copy of the revised press release is attached hereto as Exhibit 99.1.


Item 9. Regulation FD Disclosure.

     On April 30, 2003, New Commerce BanCorp, holding company for New Commerce Bank, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 12. Results of Operations and Financial Condition.

     Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.










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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW COMMERCE BANCORP



                                       By:  /s/ Frank W. Wingate
                                          ------------------------------
                                       Name:  Frank W. Wingate
                                       Title: Chief Executive Officer

Dated: April 30, 2003


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

                                  EXHIBIT INDEX

Exhibit Number             Description

99.1     Earnings Press Release for the quarter ended March 31, 2003




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